UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 14, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


       Delaware                         0-22624               05-0473908
       Delaware                         1-11432               05-0475617
       Delaware                         1-11436               22-3182164
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(State or other jurisdiction of      (Commission           (IRS Employer
incorporation or organization)       File Number)          Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                                19061
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - Entry into a Material Definitive Agreement.

On June 14, 2005, Foamex L.P. (the "Company") entered into an amendment to its credit facility, effective as of June 13, 2005, with its senior secured credit facility and secured term loan lenders, which modifies the calculation of the fixed charge coverage ratio in the respective credit agreements to adjust for:
(i) the impact on operating income of the previously announced sale of the Company's rubber and felt carpet cushion businesses on April 29, 2005, and (ii) certain factors which may impact the Company's operating performance in the second quarter of fiscal 2005. In addition, the amendments modified the respective credit agreements to permit the Company to use a portion of the proceeds from the sale of its rubber and felt carpet cushion businesses for working capital and general corporate purposes.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS MANAGEMENT

ITEM 9.01 - Financial Statements and Exhibits.

(c)    Exhibits

       4.15.8 Amendment No. 5 to Credit Agreement, dated as of June 13, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Bank of America, N.A. as Administrative Agent.

       4.16.8 Amendment No. 5 to Credit Agreement, dated as of June 13, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Silver Point Finance, LLC as Administrative Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 17, 2005

                                       FOAMEX INTERNATIONAL INC.


                                       By:      /s/ K. Douglas Ralph
                                                --------------------------------
                                       Name:    K. Douglas Ralph
                                       Title:   Executive Vice President and
                                                Chief Financial Officer


                                       FOAMEX L.P.
                                       By: FMXI, INC.,
                                           its Managing General Partner

                                       By:      /s/ K. Douglas Ralph
                                                --------------------------------
                                       Name:    K. Douglas Ralph
                                       Title:   Executive Vice President and
                                                Chief Financial Officer


                                       FOAMEX CAPITAL CORPORATION

                                       By:      /s/ K. Douglas Ralph
                                                --------------------------------
                                       Name:    K. Douglas Ralph
                                       Title:   Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX
Exhibit
Number         Description


4.15.8 Amendment No. 5 to Credit Agreement, dated as of June 13, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Bank of America, N.A. as Administrative Agent.

4.16.8 Amendment No. 5 to Credit Agreement, dated as of June 13, 2005, among Foamex L.P., as Borrower, the affiliates of Borrower party hereto, the lenders party hereto, and Silver Point Finance, LLC as Administrative Agent.